Exhibit 10.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of January 6, 2013, between the undersigned stockholders (“Stockholders”) of Broadcast International, Inc., a Utah corporation (“Parent”), and AllDigital Holdings, Inc., aNevada corporation (the “Company”).

RECITALS

 WHEREAS, concurrently with or following the execution of this Agreement, the Company, Parent and Alta Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”), have entered, or will enter, into an Agreement and Plan of Merger and Reorganization (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the merger (the “Merger”) of Merger Sub and the Company pursuant to the terms and conditions of the Merger Agreement;

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Company has required that Stockholders execute and deliver this Agreement; and

WHEREAS, in order to induce the Company to enter into the Merger Agreement, each Stockholder is willing to make certain representations, warranties, covenants and agreements with respect to the shares of common stock, par value $0.05 per share, of Parent (“Parent Common Stock”) beneficially owned by such Stockholder and set forth below such Stockholder’s signature on the signature page hereto (the “Original Shares” and, together with any additional shares of Parent Common Stock pursuant to Section 6 hereof, the “Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

2.	Representations of Stockholders.

Each Stockholder represents and warrants to the Company with respect to himself, herself or itself, as applicable, as follows:

(a)     (i) Stockholder owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) all of the Original Shares free and clear of all Encumbrances, and (ii) except pursuant hereto, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Stockholder is a party relating to the pledge, disposition, or voting of any of the Original Shares and there are no voting trusts or voting agreements with respect to the Original Shares.

(b)     Stockholder does not beneficially own any shares of Parent Common Stock other than (i) the Original Shares, (ii) Parent Options, (iii) Parent Warrants, (iv) Parent RSUs, and (v) any other rights to acquire any additional shares of Parent Common Stock or any security exercisable for or convertible into shares of Parent Common Stock, set forth on the signature page of this Agreement.

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 (c)      Stockholder has full power and authority to enter into, execute and deliver this Agreement and to perform fully Stockholder’s obligations hereunder (including the proxy described in Section 3(b) below)). This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.

(d)     None of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or Legal Requirement applicable to Stockholder or to Stockholder’s property or assets.

(e)     No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Body or other Person on the part of Stockholder is required in connection with the valid execution and delivery of this Agreement. If Stockholder is an individual, no consent of Stockholder’s spouse is necessary under any “community property” or other Legal Requirement in order for Stockholder to enter into and perform its obligations under this Agreement.

3.	Agreement to Vote Shares; Irrevocable Proxy.

(a)     Each of the Stockholders agrees during the term of this Agreement to vote the Shares, and to cause any holder of record of Shares to vote or execute a written consent or consents if stockholders of Parent are requested to vote their shares through the execution of an action by written consent in lieu of any such annual or special meeting of stockholders of Parent: (i) in favor of the Merger and the Merger Agreement, at every meeting (or in connection with any action by written consent) of the stockholders of Parent at which such matters are considered and at every adjournment or postponement thereof; (ii) against (1) any Acquisition Proposal, (2) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent under the Merger Agreement or of such Stockholder under this Agreement, and (3) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of Parent’s, the Company’s or Merger Sub’s conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of Parent (including any amendments to Parent’s articles of incorporation or bylaws).

(b)     Each Stockholder hereby appoints the Company and any designee of the Company, and each of them individually, as proxies and attorneys-in-fact, with full power of substitution and re substitution, to vote (or act by written consent) during the term of this Agreement with respect to the Shares in accordance with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of the Stockholders under this Agreement. Each Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by the Stockholders shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by a Stockholder with respect to such Stockholder’s Shares. The power of attorney granted by a Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

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4.	No Voting Trusts or Other Arrangement.

Each Stockholder agrees that such Stockholder will not, and will not permit any entity under such Stockholder’s control to, deposit any of such Stockholder’s Shares in a voting trust, grant any proxies with respect to such Stockholder’s Shares or subject any of such Stockholder’s Shares to any arrangement with respect to the voting of such Shares other than agreements entered into with the Company.

5.	Transfer and Encumbrance.

Each Stockholder agrees that during the term of this Agreement, such Stockholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of such Stockholder’s Shares or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of such Stockholder’s Shares or such Stockholder’s voting or economic interest therein. Any attempted Transfer of a Stockholder’s Shares or any interest therein in violation of this Section 5 shall be null and void. This Section 5 shall not prohibit a Transfer of a Stockholder’s Shares by such Stockholder to any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, or upon the death of such Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company, to be bound by all of the terms of this Agreement.

6.	Additional Shares.

Each Stockholder agrees that all shares of Parent Common Stock that such Stockholder purchases, acquires the right to vote or otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Shares for all purposes of this Agreement.

7.	Waiver of Appraisal and Dissenters’ Rights.

Each Stockholder hereby waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent from the Merger that such Stockholder may have by virtue of ownership of such Stockholder’s Shares.

8.	Termination.

This Agreement shall terminate upon the earliest to occur of (i) the Effective Time, and (ii) the date on which the Merger Agreement is terminated in accordance with its terms.

9.	No Agreement as Director or Officer.

No Stockholder makes any agreement or understanding in this Agreement in such Stockholder’s capacity as a director or officer of Parent or any of its subsidiaries (if such Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by such Stockholder in such Stockholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (b) will be construed to prohibit, limit or restrict such Stockholder from exercising such Stockholder’s fiduciary duties as an officer or director to Parent or its stockholders.

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10.	Specific Performance.

Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other party’s seeking or obtaining such equitable relief.

11.	Entire Agreement.

This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all of the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

12.	Notices.

All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12):

If to the Company:

AllDigital Holdings, Inc.

Attn: Chief Executive Officer

220 Technology Drive, Suite 100

Irvine, California 92618

E-mail: john@alldigital.com

Copy to:

Parr Brown Gee & Loveless

Attn: Bryan T. Allen, Esq.

185 South State Street, Suite 800

Salt Lake City, UT 84111

E-mail: ballen@parrbrown.com

If to a Stockholder, to the address or e-mail address set forth for such Stockholder on the signature page hereof.

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13.	Miscellaneous.

(a)     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Utah.

(b)     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THISSECTION 13(B).

(c)     If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(d)     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(e)     Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

(f)     All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

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(g)     The obligations of each Stockholder set forth in this Agreement shall not be effective or binding upon such Stockholder until after such time as the Merger Agreement is executed and delivered by the Company, Parent and Merger Sub, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

(h)     No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto. Any assignment contrary to the provisions of this Section 13(h)

shall be null and void.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

THE COMPANY:

AllDigital Holdings, Inc.

By:	/s/ Paul Summers
Name:	Paul Summers
Title:	CEO

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

Moreland Family LLC
(Print name of Stockholder)

By:	/s/ Reed L. Benson
(Signature)

Name:	Reed L. Benson
(if signing on behalf of an entity)

Title:	Manager
(if signing on behalf of an entity)

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

Legends Capital Group
(Print name of Stockholder)

By:	/s/ Reed L. Benson
(Signature)

Name:	Reed L. Benson
(if signing on behalf of an entity)

Title:	Member
(if signing on behalf of an entity)

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

Steven Ledger
(Print name of Stockholder)

By:	/s/ Steven Ledger
(Signature)

Name:
(if signing on behalf of an entity)

Title:
(if signing on behalf of an entity)

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

Ray Phillip Zobrist
(Print name of Stockholder)

By:	/s/ Ray Phillip Zobrist
(Signature)

Name:
(if signing on behalf of an entity)

Title:
(if signing on behalf of an entity)

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

R. Phil and Janet Zobrist Family Trust
(Print name of Stockholder)

By:	/s/ Ray Phillip Zobrist
(Signature)

Name:	Ray Phillip Zobrist
(if signing on behalf of an entity)

Title:	Trustee
(if signing on behalf of an entity)

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

Trust Investments
(Print name of Stockholder)

By:	/s/ William A. Boyd
(Signature)

Name:	William A. Boyd
(if signing on behalf of an entity)

Title:	General Partner
(if signing on behalf of an entity)

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

James E. Solomon
(Print name of Stockholder)

By:	/s/ James E. Solomon
(Signature)

Name:
(if signing on behalf of an entity)

Title:
(if signing on behalf of an entity)

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

Rodney Tiede
(Print name of Stockholder)

By:	/s/ Rodney Tiede
(Signature)

Name:
(if signing on behalf of an entity)

Title:
(if signing on behalf of an entity)

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

5 Star LLC
(Print name of Stockholder)

By:	/s/ Donald A. Harris
(Signature)

Name:	Donald A. Harris
(if signing on behalf of an entity)

Title:	President
(if signing on behalf of an entity)

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